EXHIBIT 99.1

0875505 BC LTD.
(A DEVELOPMENT STAGE ENTERPRISE)

TABLE OF CONTENTS

Part I	Financial Information	Page

Item 1.	Financial Statements:

	Report of Independent Registered Public Accounting Firm	1

	Balance Sheet, as of December 31, 2010	2

	Statements of Operations for the period of March 8, 2010 (inception) through December 31, 2010	3

	Statements of Stockholders' Equity for the period from March 8, 2010 (inception) through December 31, 2010	4

	Statements of Cash Flows for the period of March 8, 2010 (inception) through December 31, 2010	5

	Notes to Financial Statements	6

FARBER HASS HURLEY,  LLP
888 West Ventura Blvd., Suite A
Camarillo, CA 93010
Tele: 805-504-8410

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
  of 0875505 B.C. LTD

We have audited the accompanying balance sheet of 0875505 B.C. LTD (a British Columbia corporation) as of December 31, 2010, and the related statements of operations, stockholders’ equity, and cash flows for the period from inception (March 8, 2010) to December 31, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 0875505 B.C. LTD as of December 31, 2010, and results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not recognized any revenue since inception and has an accumulated deficit of $134,733.  These conditions raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Farber Hass Hurley, LLP
Camarillo, California
April 8, 2011

0875505 BC, LTD
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEET

December 31,
2010

ASSETS

CURRENT ASSETS
Cash	$121,020
Inventory	14,160
Note receivable - related party
(including accrued interest of $882) (Note 5)	63,296

TOTAL CURRENT ASSETS	198,476

OTHER ASSETS
Intellectual and product properties (Note 3)	148,335
Patents, net of amortization of $43,801 (Note 3)	1,393,699

TOTAL OTHER ASSETS	1,542,034

Total Assets	$1,740,510

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$45,176

TOTAL CURRENT LIABILITIES	45,176

STOCKHOLDERS' EQUITY (Note 4)

Preferred stock, no par, Class G non-voting
convertible shares, 2,034,470 issued and outstanding	1,991,989

Common stock, no par value, Class A voting
shares, 900 issued and outstanding	876
Subscription receivable	(162,798)
(Deficit) accumulated during the development stage	(134,733)

Total Stockholders' Equity	1,695,334

Total Liabilities and Stockholders' Equity	$1,740,510

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

0875505 BC, LTD
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF OPERATIONS

For the period of
March 8, 2010
(Inception)
to
December 31, 2010

REVENUES	$-

EXPENSES
General and administrative	37,415
Amortization and depreciation	43,801
Advertising, trade shows, and promotion	43,851
Professional and legal fees	8,872
Consulting fees - related party	876
Research and development	800

Total expenses	135,615

Interest Income - related party	882

NET (LOSS)	$(134,733)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

0875505 BC, LTD
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF STOCKHOLDERS' EQUITY

						(Deficit)
						Accumulated
						During the
	Preferred Stock		Common Stock		Subscription	Development
	Shares	Amount	Shares	Amount	Receivable	Stage	Total
Balances, at inception	-	$-	-	$-	$-	$-	$-

Issuance of class A common stock, March 8, 2010 at $1.00 CDN per share for founders	-	-	900	876	-	-	876

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on March 25, 2010	275,000	268,373	-	-	(81,399)	-	186,974

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on March 25, 2010	275,000	268,373	-	-	(81,399)	-	186,974

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on March 23, 2010	950,000	932,995	-	-	-	-	932,995

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on March 24, 2010	50,000	49,200	-	-	-	-	49,200

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on March 25, 2010	67,000	65,385	-	-	-	-	65,385

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on March 26, 2010	108,000	105,528	-	-	-	-	105,528

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on April 9, 2010	30,000	29,946	-	-	-	-	29,946

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on April 20, 2010	25,000	24,635	-	-	-	-	24,635

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on June 25, 2010	25,000	23,975	-	-	-	-	23,975

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on July 13, 2010	25,000	24,120	-	-	-	-	24,120

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on September 29, 2010	104,470	101,399	-	-	-	-	101,399

Preferred Class G Shares issued for cash in a private placement at $1.00 CDN per share on October 29, 2010	100,000	98,060	-	-	-	-	98,060

Net (loss) for the period	-	-	-	-	-	(134,733)	(134,733)
Balances, December 31, 2010	2,034,470	$1,991,989	900	$876	$(162,798)	$(134,733)	$1,695,334

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

0875505 BC, LTD
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF CASH FLOWS

For the period of
March 8, 2010
(Inception)
to
December 31, 2010

OPERATING ACTIVITIES
Net (loss)	$(134,733)
Adjustments to reconcile net (loss) to net cash used by
operating activities
Amortization and depreciation	43,801
Stock issued for services	876
Changes in operating assets and liabilities
Accounts payable	27,682
Inventory	(14,160)
Accrued Interest	(882)

NET CASH (USED BY) OPERATING ACTIVITIES	(77,416)

INVESTING ACTIVITIES
Purchase of patents and intellectual property	(1,202,725)
Increase in notes receivable	(62,414)

NET CASH (USED BY) INVESTING ACTIVITIES	(1,265,139)

FINANCING ACTIVITIES
Proceeds from sale of preferred stock	1,455,243

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,455,243

EXCHANGE RATE EFFECT	8,332

NET INCREASE (DECREASE) IN CASH	121,020

CASH, BEGINNING OF PERIOD	-

CASH, END OF PERIOD	$121,020

SUPPLEMENTAL DISCLOSURES:
Cash paid for income taxes	$-
Cash paid for interest	$-
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Stock issued for asset purchase agreement assigned to Company	$521,408
Subscription recevable for stock issued	(155,793)
Increase in assets purchased with contract assigned to Company	$(365,615)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 1 – NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History, Nature of Operations and Basis of Presentation

0875505 B.C. Ltd. (the Company, we, us, our) is in the development stage as defined under FASB ASC 915-10, "Development Stage Entities". We are a British Columbia, Canada corporation, formed March 8, 2010. Since inception we have had no operations and not earned any revenue to date. We are in the process of establishing ourselves as a company that will focus its operations on developing the Adiri™ brand of products and sell them in the open markets. Adiri™ was one of the first baby bottle manufacturers to offer BPA-FREE products when it was launched in 2007.   The Adiri™ Natural Nurser™ bottle achieved more international design recognition than any other bottle of any kind in history, winning 15 internationally recognized product design competitions including tying for first place in the D&AD Design Award (known as the “Yellow Pencils”) in 2008 with the “Apple iPod touch” from  23,000 international product submissions.  The iconic and patented “natural breast shape” and “petal vent” are among the features that reduced colic and improved the infant feeding experiences which led to Adiri earning the prestigious Gold MDEA (Medical Design Excellence Award) along with the design firm Whipsaw, Inc. in 2008. The Company intends to commence operations in the baby bottle industry.  The Company intends to work on producing a newer version of the baby bottle that Adiri was previously producing.  The Company hopes to be one of the first baby bottles that will be free of Estrogenic Activity (EA) as well as being BPA-free.  The Company intends to aggressively promote and market the bottles and hopes to secure retail distribution outlets for the bottles.  To achieve that goal, the Company has begun negotiation with large retail chains to supply the Adiri bottles for sale to retail customers. The Company’s year-end is December 31.

Going Concern

Our financial statements have been presented on the basis that we are a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  We have sustained operating losses since our inception.

As of December 31, 2010 we have an accumulated deficit of $134,733, a working capital surplus of $153,300 and a stockholders’ surplus of $1,695,334, but these will not be sufficient to fund our business plan for the next twelve months. During 2010 we had a net loss of $134,733 and cash used in operating activities of $77,416. The Company’s ability to continue in existence is dependent on our ability to develop additional sources of capital, and/or achieve profitable operations and positive cash flows. Management’s plan is to aggressively pursue our present business plan. Since inception we have funded our operations through the issuance of preferred and common stock and related party loans and advances, and will seek additional debt or equity financing as required. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 1 – NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Cash Equivalents

We consider all highly liquid investments with the original maturities of three months or less to be cash equivalents.

Income Taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with FASB Accounting Standards Codification Topic 740, Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Notes receivable

Notes receivable are stated at face value, plus any accrued interest earned. The Company analyzes each note receivable each period for probability of collectability. Notes are considered in default when payments have not been received within the agreed upon terms, and are written off when management determines that collection is not probable. As of December 31, 2010, management has determined that no occurrence of default exists.

Earnings (loss) Per Common Share

The Company computes net loss per share in accordance with FASB ASC 260-10,"Earnings per Share". FASB ASC 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common stockholders (numerator) by the weighted average number of shares outstanding (denominator) during the period.  Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive. There have been no potentially dilutive common shares issued from inception.

Fair Value of Financial Instruments

FASB ASC 480-10, disclosures about fair value of financial instruments, defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying values of the Company’s financial instruments consist of cash and accounts payable at fair market value.

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 1 – NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates and assumptions.

Foreign Currency Translation

The financial statements are presented in United States dollars.  In accordance with Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation”, since the functional currency of the Company is U.S. dollars; the foreign currency financial statements of the Company’s subsidiaries are re-measured into U.S. dollars.  Monetary assets and liabilities are re-measured using the foreign exchange rate that prevailed at the balance sheet date.  Revenue and expenses are translated at weighted average rates of exchange during the year and stockholders’ equity accounts and furniture and equipment are translated by using historical exchange rates.  Any re-measurement gain or loss incurred is reported in the income statement.

Patents

Patent costs are recorded at the cost to obtain the patent and are amortized on a straight-line basis over their remaining useful lives beginning with the date that the patent is secured by the Company.  The original patent useful life is 20 years from the date of issuance.

Research and development costs

Research and development costs are charged to expense as incurred and are included in operating expenses. Total research and development costs were $800 for the period ended December 31, 2010.

Advertising Expenses

Advertising costs are expensed as incurred. Advertising expenses are separately stated in the accompanying statement of operations.

Stock-based compensation

The Company adopted FASB ASC 718-10 and valued our employee stock based awards based on the grant-date fair value estimated in accordance with the provisions of FASB ASC 718-10.  The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached in FASB ASC 505-10.  Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable.  The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-10.

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 1 – NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Evaluation of subsequent events

In accordance with Accounting Standards Codification (ASC) topic 855 Subsequent Events, the Company has evaluated all subsequent events that occurred after the balance sheet date through March 18, 2011, the date the financial statements were available to be issued.

Recently Issued Accounting Standards

We have examined all recent accounting pronouncements and believe that none of them will have a material impact on the financial statements of our company.

NOTE 2 – INCOME TAXES

We follow FASB Accounting Standards Codification Topic 740, Income Taxes; deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carryforwards. No net provision for income tax has been made in the accompanying statement of operations because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized, as it is not deemed likely to be realized. During the period ended December 31, 2010 there are no material differences between income tax expense and the amount computed by applying the federal statutory income tax rate.

At December 31, 2010, the Company has a net operating loss carryforward for Canadian federal tax purposes of approximately $134,733, which, if unused to offset future taxable income, will begin to expire in 2030.

The Company had deferred tax assets of $41,093 at December 31, 2010, relating to our net operating loss. A valuation allowance has been recognized to offset the entire related deferred tax asset due to the uncertainty of realizing the benefit.

The valuation allowance increased $41,093 during the period ended December 31, 2010 primarily related to the net taxable loss and to change in estimate for certain deductions.

The Company has not yet filed a corporate income tax return for the period ended December 31, 2010.  The unfiled period is subject to examination by taxing authorities. We currently have no uncertain tax positions that we have taken and believe that we can defend them to any tax jurisdiction.

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 3 – INTELLECTUAL PROPERTIES AND PATENTS

Patent acquisition

On April 29, 2010, we entered into a purchase agreement to acquire certain patents pertaining to our products from a receivership proceeding of Adiri, Inc. (Adiri). Adiri was granted the initial patents and trademarks for the purchase price of $1,437,500, of which $365,615 was previously paid by related party individuals and we granted them 550,000 shares of our class G preferred stock as part of the placement discussed in Note 4. The balance of $1,071,885 was paid in cash on March 30, 2010. These patents and trademarks relate to a baby bottle and related components that we expended an additional $148,335 in legal and professional fees for further development.

As part of this purchase from Adiri, we acquired all right, title, interest, applications and registrations of all the Adiri-related trademarks and patents in the following jurisdictions:  Australia, Brazil, Canada, Chile, China, Columbia, the European Union, Hong Kong, Israel, Japan, Mexico, New Zealand, Russia, South Africa, South Korea, Switzerland, Taiwan, and the United States.  There are four U.S. patents, one EP patent application, and one Canadian patent covering Adiri’s unique breast shaped nipple (5,690,679, 5,993,479).  There are additional U.S. utility & design patent applications pending as well as a PCT application filed along with numerous International Registered Trademarks.

Patent costs are recorded at the cost to obtain the patent and are amortized on a straight-line basis over their remaining useful lives beginning with the date that the patent is secured by the Company.  The original patent useful life is 20 years from the date of issuance.

			December 31, 2010
	Cost	Accumulated Amortization	Net Book Value
Adiri Patents	$1,078,125	$43,801	$1,034,324
Adiri Trademarks	359,375	-0-	359,375
Intellectual and Product Properties	148,335	-0-	148,335
Total	$1,585,835	$43,801	$1,542,034

Accordingly, we have recorded amortization of patents expense for the period ended December 31, 2010 of $43,801 and is reflected in amortization and depreciation on the accompanying Statement of Operations.

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 4 – EQUITY TRANSACTIONS

Common Stock Shares

On March 8, 2010, we issued 900 shares of our no par value common stock valued at $876. These were issued to three founders for services rendered in the formation of our Company, and are expensed in consulting fees- related party. All common stock shares have equal voting rights, are non-assessable and have one vote per share.  Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all the directors of the Company.

Preferred Stock – Series G

During the period ended December 31, 2010, we completed a private placement of our no par value Class G non-voting convertible preferred stock for an aggregate amount of shares of 2,034,470 and $1,991,989 in cash, net of any costs, and two subscription receivables that total $162,798.

NOTE 5 – RELATED PARTY TRANSACTIONS AND BALANCES

In addition to transactions discussed in other areas of these footnotes, we entered into several related party transactions during the period ended December 31, 2010, and are discussed below:

Notes Receivable

On May 7, 2010, we advanced on a non-interest, non-collateralized, payable on demand basis, $8,479 and $8,934; we paid these funds to two independent third parties for the benefit of a related party company. On September 8, 2010, we loaned the same related party company $15,000 on a note receivable bearing 8% per annum; and we paid the funds to an independent vendor for their benefit. Accordingly, we accrued $380 interest income on this note. On October 6, 2010, we loaned the same related party company, and additional $30,000 on a note receivable bearing 7% per annum; and we paid the funds to an independent vendor for their benefit. Accordingly, we accrued $502 interest income on this note.

Reliabrands, Inc.

On October 4, 2010, we incorporated a wholly owned subsidiary named “Reliabrands, Inc.” in British Columbia, Canada.

0875505 B.C. LTD.
 (A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
For the period of March 8, 2010 (inception) through December 31, 2010

NOTE 6 – SUBSEQUENT EVENTS (UNAUDITED)

Asset Purchase Agreement

On January 20, 2011, we entered into an Asset Purchase Agreement (the “Agreement”) with A&J Venture Capital Group (“AJVE”), a Nevada company.  The Agreement provides for AJVE to acquire multiple patents and trademarks acquired by us through a receivership proceeding of Adiri, Inc. (Adiri) (Note 3). Adiri was granted the initial patents and trademarks.  These patents and trademarks relate to a baby bottle and related components that we have expended approximately $1,500,000 in cash in acquiring and further development.  As part of the Agreement, AJVE also will acquire approximately  $100,000 in cash, total note receivables and accrued interest in the amount of $63,296, resin inventory of $8,160, pacifier inventory of $6,000 and assumed an executory contract with a plastics manufacturer and will assume accounts payable of approximately $45,176.  In exchange, they will issue 35,000,000 shares of their common stock, par value $.001, post-split to us.  We anticipate closing the transaction during the current fiscal quarter which ends March 31, 2011.  As a condition to closing of the transaction, AJVE must implement their previously authorized 100-to-1 reverse stock split and change the Company’s name to “Reliabrands, Inc.”

Share Cancellation and Reissue

On January 25, 2011, we cancelled 550,000 shares of our preferred class G stock that were issued on March 25, 2010; these were part of the private placement discussed in Note 4. We cancelled the returned stock certificates and the subscription receivables due to us and for the amounts already paid to us, we reissued the two individuals 387,186 shares of our restricted class G preferred stock.